UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6606

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	2/29

Date of reporting period:	2/29/04

SSL-DOCS2 70128344v10

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus BASIC
U.S. Government
Money Market Fund

ANNUAL REPORT February 29, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2 Letter from the Chairman

3 Discussion of Fund Performance

6 Statement of Investments

7 Statement of Assets and Liabilities

8 Statement of Operations

9 Statement of Changes in Net Assets

10 Financial Highlights

11 Notes to Financial Statements

16 Report of Independent Auditors

17 Important Tax Information

18 Board Members Information

20 Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

This annual report for Dreyfus BASIC U.S. Government Money Market Fund covers the 12-month period from March 1, 2003, through February 29, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager,Thomas S. Riordan.

The economic recovery that arrived during the spring of 2003 remained in place through the end of the reporting period, leading many analysts to believe that the Federal Reserve Board may shift from its current accommodative monetary policy to one that is somewhat more restrictive.While we agree that higher short-term interest rates are likely at some point in the future, the timing of such a move is far from certain. Until the economy begins to see more robust job growth or other inflationary pressures, we believe that the Fed will most likely keep rates near today’s historically low levels.

Should you revise your investment strategies if the economy strengthens further? The answer depends on your current financial needs, future goals, time horizon and the level of diversification across the various asset classes in your overall investment portfolio.As always, we encourage you to talk with your financial advisor regularly about these issues and the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Ch ief Executive Officer
The Dreyfus Corporation
March 15, 2004

2

DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus BASIC U.S. Government Money Market Fund perform during the period?

For the 12-month period ended February 29, 2004, the fund produced a yield of 0.74% .Taking into account the effects of compounding, the fund also produced an effective yield of 0.74% .1

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The fund invests only in securities issued or guaranteed as to interest and principal by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements backed by such obligations.

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the “Fed”) in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund’s average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates.

What other factors influenced the fund’s performance?

After several years of lackluster growth, the economic outlook began to improve in the spring of 2003, after it became clear in late March that major combat in Iraq would be over quickly. In May, the manufacturing sector began to show signs of more sustainable improvement, and consumer confidence rebounded. These encouraging signs were supported by gains in the stock market, low inflation, moderating oil prices, rising productivity and new tax cuts.

However, at its May meeting the Fed cautioned that economic risks were “weighted toward weakness for the foreseeable future.”Although
The Fund
3

DISCUSSION OF FUND PERFORMANCE (continued)

the economy expanded at a greater than expected 3.3% annualized rate during the second quarter, the unemployment rate climbed to 6.4%, its highest level in nine years. To stimulate greater growth and forestall potential deflationary pressures, in late June the Fed reduced the federal funds rate by another 25 basis points to 1%, a 45-year low.

In July, new signs of economic strength kindled investors’ concerns that rising inflation and a ballooning federal budget deficit might lead to higher interest rates. Although prices of longer-term bonds plunged, and yields rose, money market yields remained relatively steady, anchored by the 1% federal funds rate.The economy continued to improve in August and September as it became clearer that business investment and consumer spending were rebounding, even as inflation remained under control. It was later estimated that the economy grew at a robust 8.2% annualized rate during the third quarter of 2003.

Economic indicators in October and November provided more evidence of an improving economy, including an encouraging increase in jobs and a decrease in the unemployment rate to 6.0% . Orders for durable goods rose more strongly, suggesting that business investment was finally contributing in a meaningful way to the recovery, and consumer confidence advanced to its highest level in more than a year.As a result, yields of most longer-dated U.S.Treasury securities began to rise.

As was widely expected, the Fed held the overnight federal funds rate steady at its meeting in early December, and it reiterated its commitment to keeping borrowing rates low. By year-end, new data further confirmed that an economic recovery was well underway, while a drop in the Consumer Price Index suggested that inflation remained under control. The U.S. Commerce Department later estimated that gross domestic product grew at a 4.1% annualized rate during the fourth quarter of 2003.

While the Fed continued to maintain its accommodative monetary policy at its meeting in late January 2004, it noted that U.S. economic output was expanding briskly. Although some analysts believed that
4

the Fed’s comments signalled a probable move to higher rates sometime in 2004, we believe that the timing of any such increase is far from certain. Indeed, despite a drop in the unemployment rate to 5.6% in January, few new jobs have been created. In addition, the consumer price index in February indicated that the core rate of inflation rose only 0.1%, reinforcing the perception that the Fed still has a great deal of flexibility in the conduct of monetary policy.

What is the fund’s current strategy?

The mix of moderate economic growth and benign inflation apparently has reassured fixed-income investors.Accordingly, we have maintained the fund’s weighted average maturity in a range longer than industry averages. In our view, the Fed is not likely to raise rates soon and it makes sense to capture incrementally higher yields from longer-dated securities. However, as always, we recognize that market conditions can change rapidly, and we are prepared to alter our strategy as circumstances require.

March 15, 2004

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.Yield provided reflects the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders are given at least 90 days’ notice, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s yield would have been lower.
The Fund
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STATEMENT OF INVESTMENTS
February 29, 2004

	Annualized
	Yield on
	Date of	Principal
U.S. Government Agencies—99.9%	Purchase (%)	Amount ($)	Value ($)

Federal Farm Credit Banks, Floating Rate Notes
11/23/2005	1.06 a	50,000,000	50,004,329
Federal Home Loan Banks, Discount Notes
3/1/2004	.91	30,540,000	30,540,000
3/10/2004	1.09	25,000,000	24,993,250
3/12/2004	1.09	23,218,000	23,210,338
5/21/2004	1.00	50,000,000	49,887,500
Federal Home Loan Banks, Floating Rate Notes
11/24/2004	1.02 a	100,000,000	99,985,323
Federal Home Loan Banks, Notes
6/28/2004	1.02	16,750,000	16,953,454
7/14/2004	1.06	25,000,000	25,000,000
3/11/2005	1.44	50,000,000	50,000,000
Federal Home Loan Mortgage Corp., Notes
8/9/2004	1.19	50,000,000	50,000,000
11/16/2004	1.42	30,000,000	30,000,000
Federal National Mortgage Association,
Floating Rate Notes
10/7/2004	1.03 a	50,000,000	49,990,960
10/28/2004	1.02 a	50,000,000	49,993,379
3/10/2005	1.02 a	50,000,000	50,000,000

Total Investments (cost $600,558,533)		99.9% 600,558,533
Cash and Receivables (Net)		.1%	694,245
Net Assets		100.0% 601,252,778

a Variable interest rate—subject to periodic change. See notes to financial statements.
6

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2004

Cost Value

Assets ($):
Investments in securities—See Statement of Investments	600,558,533 600,558,533
Cash	1,107,230
Interest receivable	708,464
Prepaid expenses	34,855
602,409,082

Liabilities ($):
Due to The Dreyfus Corporation and affiliates	166,489
Payable for shares of Beneficial Interest redeemed	889,903
Accrued expenses and other liabilities	99,912
1,156,304

Net Assets ($)	601,252,778

Composition of Net Assets ($):
Paid-in capital	601,262,454
Accumulated undistributed investment income—net	21,689
Accumulated net realized gain (loss) on investments	(31,365)

Net Assets ($)	601,252,778

Shares Outstanding
(unlimited number of $ .001 par value shares
of Beneficial Interest authorized)	601,262,454
Net Asset Value, offering and redemption price per share ($)	1.00

See notes to financial statements.
The Fund
7

STATEMENT OF OPERATIONS
Year Ended February 29, 2004

Investment Income ($):
Interest Income	8,006,896
Expenses:
Management fee—Note 2(a)	3,338,077
Shareholder servicing costs—Note 2(b)	532,128
Custodian fees	71,852
Trustees’ fees and expenses—Note 2(c)	66,266
Professional fees	54,124
Registration fees	27,692
Prospectus and shareholders’ reports	14,128
Miscellaneous	12,194
Total Expenses	4,116,461
Less—reduction in management fee due to
undertaking—Note 2(a)	(1,112,192)
Net Expenses	3,004,269
Investment Income—Net	5,002,627

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(1,550)
Net Increase in Net Assets Resulting from Operations	5,001,077

See notes to financial statements.
8

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended,

	February 29, 2004	February 28, 2003

Operations ($):
Investment income—net	5,002,627	12,207,061
Net realized gain (loss) from investments	(1,550)	(28,890)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,001,077	12,178,171

Dividends to Shareholders from ($):
Investment income—net	(4,980,938)	(12,207,061)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	422,773,181	532,136,036
Dividends reinvested	4,789,497	11,720,947
Cost of shares redeemed	(565,549,102)	(689,647,405)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(137,986,424)	(145,790,422)
Total Increase (Decrease) in Net Assets	(137,966,285)	(145,819,312)

Net Assets ($):
Beginning of Period	739,219,063	885,038,375
End of Period	601,252,778	739,219,063
Undistributed investment income—net	21,689	—

See notes to financial statements.
The Fund
9

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

		Fiscal Year Ended February,

	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.007	.015	.034	.059	.048
Distributions:
Dividends from investment income—net	( .007)	( .015)	( .034)	( .059)	( .048)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.74	1.46	3.44	6.04	4.88

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income
to average net assets	.75	1.47	3.40	5.89	4.75
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.17	.16	.13	.16	.17

Net Assets, end of period ($ x 1,000)	601,253	739,219	885,038	954,691	996,297

See notes to financial statements.
10

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S. Government Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Trustees to represent the fair value of the fund’s investments.
The Fund
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NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $93 during the period ended February 29, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements, with financial institutions deemed to be creditworthy by the fund’s Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.
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On March 1, 2004, the fund declared a cash dividend of approximately $.0001 per share from undistributed investment income-net which includes investment income-net for Saturday February 28, 2004 and for Sunday February 29, 2004.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At February 29, 2004, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $31,365 is available to be applied against future net securities profit, if any, realized subsequent to February 29, 2004. If not applied, $496 of the carryover expires in fiscal 2007, $429 expires in fiscal 2008, $28,890 expires in fiscal 2011 and $1,550 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended February 29, 2004 and February 28, 2003, were all ordinary income.

At February 29, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives
The Fund
13

NOTES TO FINANCIAL STATEMENTS (continued)

shareholders at least 90 days’ notice to the contrary, to reduce the management fee paid by the fund, to the extent that if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $1,112,192 during the period ended February 29, 2004.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2004, the fund was charged $369,212 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2004, the fund was charged $96,233 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.
14

NOTE 3—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.
The Fund
15

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus BASIC U.S. Government Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC U.S. Government Money Market Fund, including the statement of investments, as of February 29, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 29, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC U.S. Government Money Market Fund at February 29, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

NewYork, NewYork
April 9, 2004

16

IMPORTANT TAX INFORMATION (Unaudited)

For state individual income tax purposes, the fund hereby designates 55.60% of the ordinary income dividends paid during its fiscal year ended February 29, 2004 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.
The Fund
17

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————

David W. Burke (67)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
  John F. Kennedy Library Foundation, Director
  U.S..S Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 83

———————

Diane Dunst (64)
Board Member (1990)

Principal Occupation During Past 5 Years:
• President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 11

———————

Rosalind Gersten Jacobs (78)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Merchandise and marketing consultant

No. of Portfolios for which Board Member Serves: 33
18

Jay I. Meltzer (75)
Board Member (1991)

Principal Occupation During Past 5 Years:
  Physician, Internist and Specialist in Clinical Hypertension
  Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
  Adjunct Clinical Professor of Medicine at Cornell Medical College

No. of Portfolios for which Board Member Serves: 11

———————

Daniel Rose (74)
Board Member (1992)

Principal Occupation During Past 5 Years:
  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

Other Board Memberships and Affiliations:
  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director

No. of Portfolios for which Board Member Serves: 21

———————

Warren B. Rudman (73)
Board Member (1993)

Principal Occupation During Past 5 Years:
  Of Counsel to (from January 1993 to December 31, 2002, Partner in) the law firm Paul, Weiss, Rifkind,Wharton & Garrison LLP

Other Board Memberships and Affiliations:
  Collins & Aikman Corporation, Director
  Allied Waste Corporation, Director
  Chubb Corporation, Director
  Raytheon Company, Director
  Boston Scientific, Director

No. of Portfolios for which Board Member Serves: 20

———————

Sander Vanocur (76)
Board Member (1992)

Principal Occupation During Past 5 Years:
• President of Old Owl Communications

No. of Portfolios for which Board Member Serves: 21

———————

Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
The Fund
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OFFICERS OF THE FUND (continued)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 96 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 96 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 94 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

20

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 79 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 92 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.
The Fund
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For More Information

Dreyfus BASIC
U.S. Government
Money Market Fund
200 Park Avenue
NewYork, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
NewYork, NY 10166

Custodian
The Bank of New York
100 Church Street
NewYork, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
NewYork, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
NewYork, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
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© 2004 Dreyfus Service Corporation

0124AR0204

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,300 in 2003 and $33,915 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0.00 in 2003 and $0.00 in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $15,000 in 2003 and $288,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,005 in 2003 and $2,844 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

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financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0.00 in 2003 and $0.00 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $0.00 in 2003 and $244 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0.00 in 2003 and $0.00 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $471,337 in 2003 and $521,764 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies
Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date
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of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	April 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	April 23, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	April 23, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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